--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                               GROUP SPECTRUM FUND
           -----------------------------------------------------------

              CLASSIC SERIES | SEMI-ANNUAL REPORT | MARCH 31, 2001

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]  ALAN SHAW
                 LOUISE YAMADA
                 Technical Research
                 Team Leaders

[LOGO] Classic Series

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Semi-Annual Report o March 31, 2001

SMITH BARNEY
GROUP SPECTRUM FUND

--------------------------------------------------------------------------------
ALAN SHAW
--------------------------------------------------------------------------------

Beginning his career over 40 years ago, Alan became involved in technical analysis around 1960 and served as Research Director at Harris Upham before its merger with Smith Barney in 1976. Since then, he has played an integral role in Salomon Smith Barney's Equity Research Department, as a Managing Director and Manager of Technical Research, representing a 43-year commitment to the organization.

--------------------------------------------------------------------------------
LOUISE YAMADA
--------------------------------------------------------------------------------

Louise Yamada's 21-year career with Salomon Smith Barney is equally illustrious. She is the manager of the Technical Research team that has been ranked number one for seven straight years by Institutional Investor magazine.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Smith Barney Group Spectrum Fund seeks to outperform the Standard & Poor's 500 Index by investing at least 80% of its assets in the common stocks that make up the sectors of the Standard & Poor's 500 Index, and that have been determined by the Smith Barney Group Spectrum Allocation Model as likely to outperform the entire Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
October 30, 2000

TECHNICAL RESEARCH
TEAM LEADER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
Alan Shaw                                                               43 years
Louise Yamada                                                           21 years

                                       CLASS A         CLASS B       CLASS L
--------------------------------------------------------------------------------
NASDAQ                                  SGSAX           SGSBY         SGTLY
--------------------------------------------------------------------------------
INCEPTION                             10/30/00        10/30/00      10/30/00
--------------------------------------------------------------------------------

Average Annual Total Returns as of March 31, 2001

                                                  Without Sales Charges(1)

                                            Class A       Class B       Class L
--------------------------------------------------------------------------------
Since Inception+++                          (10.46)%      (10.74)%      (10.74)%
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                            Class A       Class B       Class L
--------------------------------------------------------------------------------
Since Inception+++                          (14.93)%      (15.20)%      (12.56)%
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+     Inception date for Class A, B and L shares is October 30, 2000.

++ Total returns are not annualized, as they may not be representative of the total return for the year.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney Group Spectrum Fund ...................    1

A Message from the Chairman ...............................................    2

Fund at a Glance ..........................................................    3

A Letter from the Portfolio Manager .......................................    4

Historical Performance ....................................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   17

Statement of Operations ...................................................   18

Statement of Changes in Net Assets ........................................   19

Notes to Financial Statements .............................................   20

Financial Highlights ......................................................   24

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

================================================================================
                      YOUR INVESTMENT IN THE SMITH BARNEY
                              GROUP SPECTRUM FUND
================================================================================

For many years, Alan Shaw, Louise Yamada and the Salomon Smith Barney Technical Research team have maintained an allocation model that tracks each of the sectors included in the Standard & Poor's 500 Index(1) ("S&P 500"). This model, known as the Group Spectrum Allocation Model ("Allocation Model"), employs technical analysis to analyze the sectors and compile a buy, hold, avoid or sell recommendation for each.

[CLIP ART] -- Try to Pick the Best

              In contrast to an allocation strategy that may seem, at best, a weakened imitation of the S&P 500, the Group Spectrum team's top picks are sectors they really like. For instance, if a sector of the S&P 500 is rated a "buy," the Allocation Model requires more than two times a market weight in that sector. The team is passionate when it picks groups to invest in; for them, it's take a large position or don't invest. Of course this doesn't mean that their picks are always right.

[CLIP ART] -- Try to Avoid the Rest

              As a rule, the model does not rate more than 50% of the S&P 500's sectors as a "buy" or "hold." Favoring any more than half of the index would mean that the Allocation Model's performance would correspond too closely to the performance of the S&P 500. The Allocation Model's mission is to perform better than the S&P 500, not match it.

[CLIP ART] -- Portfolio Manager - Driven Funds--The Classic Series

              The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. This series of funds lets investors participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

[CLIP ART] -- A Distinguished History of Managing Your Serious Money

              Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

              When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

----------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


1  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
A MESSAGE FROM THE CHAIRMAN
================================================================================

The year 2001 began as a period of transition in the United States. Investors have witnessed a widespread rationalization of stock valuations across many industries -- most notably in the New Economy sectors of technology and telecommunications.

[PHOTO OMITTED]

HEATH B. MCLENDON
Chairman

-----------------

Our opinion is that the stock market in general has experienced a significant correction, and we think that it appears to be in a period of consolidation. We believe, however, that the major part of the stock market correction is behind us because of the existing positive fundamentals of moderate inflation, declining short-term interest rates, and a reasonable level of consumer confidence and spending. Moreover, these trends are supplemented by what we expect will be a significant amount of capital investment in electric utilities generation and oil and gas development companies. In our view, the prospect of near term tax relief is also another positive factor.

Yet, the U.S. economy faces significant short-term challenges. Many corporations continue to experience pressure on earnings as business slows, inventories rise, and layoffs increase. While there are no guarantees, we believe that the present retrenchment, however, may serve as a framework for improved profitability in the months and quarters ahead, possibly setting the stage for a recovery in the latter part of 2001.

The Smith Barney Group Spectrum Fund seeks capital appreciation by seeking to outperform the Standard & Poor's 500 Index(1) ("S&P 500") by investing at least 80% of its assets in the common stocks that make up the sectors of the S&P 500 that have been determined by the Smith Barney Group Spectrum Allocation Model as likely to outperform the S&P 500.

As the global economy becomes more balanced and the U.S. stock markets are marked by higher volatility and continued corporate earnings pressure, it has become more important than ever to choose an investment manager you trust. When you invest in a fund managed by a Citigroup Asset Management adviser, you have access to the experience and resources of one of the world's largest and most well-respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman


May 3, 2001

----------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


2  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
            Smith Barney Group Spectrum Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

 1. Wal-Mart Stores, Inc. ...............................................   5.5%

 2. Exxon Mobil Corp. ...................................................   5.1

 3. Philip Morris Cos. Inc. .............................................   2.9

 4. Tyco International Ltd. .............................................   2.5

 5. Royal Dutch Petroleum Co., ADR ......................................   2.1

 6. AT&T Corp. ..........................................................   1.9

 7. Procter & Gamble Co. ................................................   1.7

 8. Ford Motor Co. ......................................................   1.7

 9. Wells Fargo & Co. ...................................................   1.5

10. Applied Materials, Inc. .............................................   1.5

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                         8.2%    Banking

                         4.8%    Food

                         3.2%    Household Non-Durables

                         8.0%    Manufacturing - Diversified

                         8.8%    Oil - International Integrated

                         7.1%    Retail - General Merchandise

                         4.0%    Telecommunications - Long Distance

                         3.0%    Tobacco

                         9.1%    Utilities - Electric

                         3.3%    Utilities - Natural Gas

                        40.5%    Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Investment Breakdown*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                           43.1% Repurchase Agreement

                           56.9% Common Stock

--------------------------------------------------------------------------------

* All information is as of March 31, 2001. Please note that Portfolio holdings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


3  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Group Spectrum Fund ("Portfolio") for the period from the Portfolio's inception on October 30, 2000 through March 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Please note, the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 9 through 16 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of March 31, 2001 and is subject to change.

Performance Update and Investment Strategy

For the period from the Portfolio's inception on October 30, 2000 through March 31, 2001, the Portfolio's Class A shares, without and with sales charges, posted negative total returns of 10.46% and 14.93%, respectively. In comparison, the Standard & Poor's 500 Index(1) ("S&P 500") returned negative 16.61% for the same period.

The Portfolio seeks capital appreciation by seeking to outperform the S&P 500 by investing at least 80% of its assets in the common stocks that make up the sectors of the S&P 500 that have been determined by the Smith Barney Group Spectrum Allocation Model ("Allocation Model") as likely to outperform the S&P 500 Index. The performance of the Portfolio will differ from that of the Allocation Model due to fees and expenses, transaction costs and the Portfolio's holdings in securities other than equities. In addition, the performance of the Portfolio may differ from that of the Allocation Model because of the time delays between when a sector is added or removed from the list and when the stocks that comprise that sector are bought or sold for the Portfolio. Past performance is not indicative of future results.

Market Overview

During the period, several areas of the market impacted the Portfolio's performance. First, the U.S. dollar, which had essentially traded within a specific range for 12 years, broke out of its range and strengthened further. The stronger dollar acted as a penalty to U.S. companies with global operations:
Revenues reported from abroad translated into fewer dollars because of the dollar's strength. This was one of many factors contributing to a season of disappointing earnings reports.

Second, the Corporate/U.S. Treasury bond yield spread(2) had widened in response to an increase in the number of corporate bankruptcies taking place. These bankruptcies led to a flight to quality, in which investors moved money into securities with higher credit ratings, such as U.S. Treasury bonds. Corporations were forced to pay higher yields on their bonds in order to attract investors, and this higher cost of borrowing put pressure on earnings.

The third major structural macroeconomic issue affecting the Portfolio involved the energy sector. First, oil has historically traded between $15 and $25 per barrel. Over the past year, the Organization of Petroleum Exporting Countries ("OPEC") managed to maintain a $25 to $35 trading range, which essentially put an "energy tax" on everything. The second part of the structural energy issue is natural gas, which, according to our analysis, has emerged from a 10-year base and has initiated what we believe will be a structural rise in price that should last several years.

----------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(2) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


4  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

The fourth structural issue is the global market deterioration. In the year 2000, the market witnessed price levels that had -- over a span of 18 years -- surpassed the great bull markets of our fathers, our grandfathers and our great grandfathers. The decades of the 80's and the 90's were exceptional in this respect. Market history shows, however, that good things come to an end sooner or later. Recently, our technical analysis has revealed market indicator readings that have only been present at historically extreme stages of market trends. The present environment is unique compared to the past 18 to 20 years, during which the bull market always reasserted itself once a corrective trend -- whether it was an abrupt drop off as in 1987 and 1990, or a more prolonged internal correction such as that which took place in 1994 and 1998 -- diminished. In both cases, the bull market had always reasserted itself.

Portfolio Update

The Portfolio is managed according to the Allocation Model, which we have been running since 1987. The process involved is technical analysis in the broad sense of the definition. In our view, the greatest benefit of technical analysis is to enlighten and alert investors to the fact that something may be going on behind the scenes that they are as of yet unaware. If the price of a stock, a sector group or the market begins to show peculiar characteristics, the market is sending a message.

      ====================================================================
                           WHAT IS TECHNICAL ANALYSIS?
                  FIRST USED IN 17TH CENTURY JAPAN TO PLOT THE
                  PRICE OF RICE, TECHNICAL ANALYSIS MAY BE THE
                    WORLD'S OLDEST FORM OF SECURITY ANALYSIS
                    AND IS BASED ON HISTORICAL STATISTICS OF
                   INVESTOR SUPPLY AND DEMAND TO EXTRAPOLATE
                   FUTURE STOCK-PRICE POTENTIAL.(3) THESE TWO
                  SUPPLY AND DEMAND FORCES VISUALLY REPRESENT
                   THEMSELVES THROUGH PRICE CHARTS, WHICH THE
                         TECHNICAL ANALYST INTERPRETS.
      ====================================================================

Each week, the Group Spectrum team utilizes the Allocation Model to assess the one hundred plus industry sectors that comprise the S&P 500. The Allocation Model considers trends of price, relative performance and momentum versus the S&P 500 itself. The Allocation Model then ranks each industry, with 0 being the weakest and 10 being the strongest. These rankings are referred to as "group spectrum codes" -- hence the name of the Portfolio.

----------
(3) Technical Analysis, Alan R. Shaw, Financial Analyst's Handbook, Dow Jones-Irwin, 1998.


5  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

After the codes have been calculated, we examine each of the sectors to try to determine what kind of stock performance is driving the overall group's performance. Is it homogeneous, or is it perhaps just one special situation that is causing a certain group profile to manifest? While the Allocation Model creates a "buy/hold/avoid/sell" list relative to the industry sectors, we examine the list to determine whether, based primarily on a sector's relative performance versus the S&P 500, any changes are necessary. As a result of trying to put into practice the Allocation Model's recommendations, the Portfolio takes large positions in sectors on the "buy" and "hold" lists. By definition, the Portfolio never owns a sector on the "avoid" and "sell" lists.

Once each sector has been ranked, stocks are selected by their market capital representation within the S&P 500. For example, if an S&P 500 sector group has ten stocks in it, but one of the stocks represents 60% of the group, that stock will have a large representation in the Portfolio. Stock selection therefore, comes about as a result of our sector rankings.

                           WE BELIEVE THE MOTTO OF THE
                  PROFESSIONAL TECHNICAL ANALYSIS ASSOCIATION,
                         "IN PRICE THERE IS KNOWLEDGE."
                       THIS MEANS THAT THE PERFORMANCE OF
                   CERTAIN STOCKS IS DRIVEN BY PRICE AND LATER
                         CONFIRMED BY THE FUNDAMENTALS.

During the period, we upgraded and bought into the energy sector, where we had seen breakouts from longstanding consolidations. The energy sector includes utilities, power and natural gas. These breakouts suggested that a positive structural move was taking place that could last for a length of time. The Portfolio's overweighting in the sector helped its performance relative to the S&P 500 during the period.

The Portfolio also held a sizeable position in the financial services sector during the period. However, we have recently witnessed an erosion in some areas of the sector -- such as insurance brokerage and investment banking -- and have moved away from them. At the close of the reporting period, the only financial sector representation in the Portfolio were banks and savings and loans.

Conversely, we eliminated the Portfolio's holdings in the healthcare/ pharmaceuticals sector during the period after finding evidence of a structural topping process taking place. A structural topping shows evidence that suggests that a stock's price may decline in the future. This led us to downgrade the sector based on its relative underperformance.

The Portfolio is still underweighted in the technology sector, which represents about 5% of the Portfolio's total net assets versus 20% of the S&P 500. How much lower can the technology sector go? We continue to see erosion on a price basis, a relative performance basis and even a momentum basis. Is now the time to buy technology? The answer to that question, we believe, is no. The damage in the technology sector has been severe; it is our view that the greater the damage, the greater the need for repair.


6  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

Outlook

From a purely technical point of view, we believe that the potential for the recovery of the domestic stock market is probably somewhere out in the future. The market appears to have so much damage in place that the repair process could be quite lengthy. We expect the next six months to continue to be challenging. We do not see the potential for recovery on a sustainable basis in the very immediate future.

In closing, we would like to thank you for investing in Smith Barney Group Spectrum Fund. We look forward to continuing to help you pursue your financial goals in the future.
Sincerely,


/s/ Alan Shaw                   /s/ Louise Yamada           /s/ Kevin Kopczynski


Alan Shaw                       Louise Yamada               Kevin Kopczynski
Technical Research              Technical Research          Vice President
Team Leader                     Team Leader

April 16, 2001


7  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End        Income      Capital Gain      Return       Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital   Return(1)
=======================================================================================================
Inception* -- 3/31/01      $11.40       $10.18       $0.03           $0.00          $0.00     (10.46)%+
=======================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End        Income      Capital Gain      Return       Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital   Return(1)
=======================================================================================================
Inception* -- 3/31/01      $11.40       $10.16       $0.02           $0.00          $0.00     (10.74)%+
=======================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End        Income      Capital Gain      Return       Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital   Return(1)
=======================================================================================================
Inception* -- 3/31/01      $11.40       $10.16       $0.02           $0.00          $0.00     (10.74)%+
=======================================================================================================

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Inception* through 3/31/01+               (10.46)%        (10.74)%      (10.74)%
================================================================================

                                                   With Sales Charges(2)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Inception* through 3/31/01+               (14.93)%        (15.20)%      (12.56)%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*     Inception date for Class A, B, and L shares is October 30, 2000.

+ Total return is not annualized, as it may not be representative of the total return for the year.


8  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                               March 31, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
COMMON STOCK--56.9%

Agricultural Products--0.1%
     34,642     Archer-Daniels-Midland Co.                          $    455,542
Aluminum--1.0%
     27,275     Alcan Inc.                                               981,900
     74,206     Alcoa Inc.                                             2,667,706
                                                                       3,649,606
Apparel--0.1%
      3,943     Liz Claiborne, Inc.                                      185,518
      8,657     V.F. Corp.                                               302,995
                                                                         488,513
Automobile--1.5%
    120,922     Ford Motor Co.                                         3,400,327
     35,764     General Motors Corp.                                   1,854,363
                                                                       5,254,690
Banking--4.7%
     13,868     AmSouth Bancorp                                          233,121
     27,359     The Bank of New York Co., Inc.                         1,347,157
     42,725     Bank One Corp.                                         1,545,790
     14,842     BB&T Corp.                                               521,993
      6,545     Comerica Inc.                                            402,518
     17,201     Fifth Third Bancorp                                      919,178
     40,012     FleetBoston Financial Corp.                            1,510,453
      9,268     Huntington Bancshares Inc.                               132,069
     15,734     KeyCorp                                                  405,937
     18,031     Mellon Financial Corp.                                   730,616
     22,509     National City Corp.                                      602,116
      8,194     Northern Trust Corp.                                     512,125
      5,115     Old Kent Financial Corp.                                 194,370
     10,701     PNC Financial Services Group                             724,993
      8,186     Regions Financial Corp.                                  232,789
      6,254     SouthTrust Corp.                                         286,121
     10,945     SunTrust Banks, Inc.                                     709,236
     10,625     Synovus Financial Corp.                                  286,875
      5,137     Union Planters Corp.                                     197,723
     71,208     U.S. Bancorp                                           1,652,026
      7,741     Wachovia Corp.                                           466,395
     63,155     Wells Fargo & Co.                                      3,124,278
                                                                      16,737,879
Beverages--0.6%
      1,671     Adolph Coors Co., Class B Shares                         109,350
     40,449     Anheuser-Busch Cos., Inc.                              1,857,823
      3,102     Brown-Forman Corp., Class B Shares                       192,169
                                                                       2,159,342
Broadcasting--1.5%
     40,323     Clear Channel Communications, Inc.*                    2,195,587
     64,771     Comcast Corp., Special Class A Shares*                 2,716,334
     14,235     Univision Communications Inc.*                           543,208
                                                                       5,455,129

                       See Notes to Financial Statements.


9  Smith Barney Group Spectrum Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Chemicals--0.3%
     10,208     Engelhard Corp.                                     $    263,979
      2,433     FMC Corp.                                                179,166
     13,442     PPG Industries, Inc.                                     619,542
--------------------------------------------------------------------------------
                                                                       1,062,687
--------------------------------------------------------------------------------
Containers/Packaging--0.1%
      2,691     Bemis Co., Inc.                                           89,045
      8,004     Pactiv Corp.*                                             96,928
      2,490     Temple-Inland Inc.                                       110,183
--------------------------------------------------------------------------------
                                                                         296,156
--------------------------------------------------------------------------------
Distributors - Food and Health Products--0.8%
     14,701     Cardinal Health, Inc.                                  1,422,322
     14,936     McKesson HBOC, Inc.                                      399,538
      6,864     SUPERVALU Inc.                                            91,497
     35,546     SYSCO Corp.                                              942,324
--------------------------------------------------------------------------------
                                                                       2,855,681
--------------------------------------------------------------------------------
Engineering and Construction--0.2%
     10,090     Fluor Corp.                                              449,005
      8,263     McDermott International, Inc.*                           104,527
--------------------------------------------------------------------------------
                                                                         553,532
--------------------------------------------------------------------------------
Food--2.7%
     27,142     Campbell Soup Co.                                        810,732
     34,680     ConAgra Foods, Inc.                                      632,563
     18,375     General Mills, Inc.                                      790,309
      8,791     Hershey Foods Corp.                                      609,392
     22,551     H.J. Heinz Co.                                           906,550
     26,198     Kellogg Co.                                              708,132
      8,578     The Quaker Oats Co.                                      840,644
     19,959     Ralston Purina Group                                     621,723
     53,573     Sara Lee Corp.                                         1,156,105
     37,023     Unilever NV, ADR                                       1,948,891
     14,667     Wm. Wrigley Jr. Co.                                      707,683
--------------------------------------------------------------------------------
                                                                       9,732,724
--------------------------------------------------------------------------------
Gaming and Lottery--0.1%
      7,151     Harrah's Entertainment, Inc.*                            210,454
--------------------------------------------------------------------------------
Gold and Precious Metals Mining--0.3%
     30,512     Barrick Gold Corp.                                       436,016
     20,278     Homestake Mining Co.                                     106,662
     14,821     Newmont Mining Corp.                                     238,915
     25,237     Placer Dome Inc.                                         218,300
--------------------------------------------------------------------------------
                                                                         999,893
--------------------------------------------------------------------------------
Hardware and Tools--0.2%
      7,649     Black & Decker Corp.                                     281,101
      8,089     Stanley Works                                            266,533
--------------------------------------------------------------------------------
                                                                         547,634
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


10 Smith Barney Group Spectrum Fund   |  2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Healthcare - Hospital Management--0.5%
     29,135     HCA - The Healthcare Co.                            $  1,173,266
     16,895     Tenet Healthcare Corp.*                                  743,380
--------------------------------------------------------------------------------
                                                                       1,916,646
--------------------------------------------------------------------------------

Healthcare - Medical Products and Supplies--1.6%
      8,271     Applera Corp.-- Applied Biosystems Group                 229,520
      2,092     Bausch & Lomb Inc.                                        95,521
     11,536     Baxter International Inc.                              1,085,999
     10,060     Becton, Dickinson & Co.                                  355,319
      7,008     Biomet, Inc.                                             276,050
     15,896     Boston Scientific Corp.*                                 320,781
      1,993     C.R. Bard, Inc.                                           90,482
     12,069     Guidant Corp.*                                           542,984
     47,124     Medtronic, Inc.                                        2,155,452
      3,333     St. Jude Medical, Inc.                                   179,482
      7,671     Stryker Corp.                                            400,810
--------------------------------------------------------------------------------
                                                                       5,732,400
--------------------------------------------------------------------------------
Health - Long-Term Care--0.0%
      6,004     Manor Care, Inc.*                                        122,481
--------------------------------------------------------------------------------
Health - Managed Care--0.7%
      6,988     Aetna Inc.*                                              251,009
      7,462     CIGNA Corp.                                              801,120
      8,223     Humana Inc.*                                              86,177
     15,638     UnitedHealth Group Inc.                                  926,708
      3,093     Wellpoint Health Networks Inc.*                          294,794
--------------------------------------------------------------------------------
                                                                       2,359,808
--------------------------------------------------------------------------------
Homebuilding--0.1%
      2,313     Centex Corp.                                              96,336
      1,679     KB HOME                                                   54,803
      1,594     Pulte Corp.                                               64,414
--------------------------------------------------------------------------------
                                                                         215,553
--------------------------------------------------------------------------------
Household Non-Durables--1.8%
      9,959     The Clorox Co.                                           313,211
     23,902     Colgate-Palmolive Co.                                  1,320,825
     22,301     Kimberley-Clark Corp.                                  1,512,677
     54,454     Procter & Gamble Co.                                   3,408,820
--------------------------------------------------------------------------------
                                                                       6,555,533
--------------------------------------------------------------------------------
Housewares--0.4%
     14,334     Fortune Brands, Inc.                                     493,090
     24,702     Newell Rubbermaid Inc.                                   654,603
      5,343     Tupperware Corp.                                         127,484
--------------------------------------------------------------------------------
                                                                       1,275,177
--------------------------------------------------------------------------------
Insurance - Life and Health--1.0%
     20,565     AFLAC Inc.                                               566,360
     19,496     American General Corp.                                   745,722
     12,672     Conseco, Inc.                                            204,019
      4,047     Jefferson-Pilot Corp.                                    274,751

                       See Notes to Financial Statements.


11  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Insurance - Life and Health--1.0% (continued)
      7,521     Lincoln National Corp.                              $    319,417
     29,640     MetLife, Inc.                                            890,682
      4,956     Torchmark Corp.                                          192,441
      9,337     UnumProvident Corp.                                      272,827
--------------------------------------------------------------------------------
                                                                       3,466,219
--------------------------------------------------------------------------------
Insurance - Property and Casualty--1.0%
     29,563     Allstate Corp.                                         1,239,872
      7,124     Chubb Corp.                                              516,063
      6,556     Cincinnati Financial Corp.                               248,718
      4,008     MBIA, Inc.                                               323,365
      4,350     MGIC Investment Corp.                                    297,627
      2,993     Progressive Corp.                                        290,471
      5,201     SAFECO Corp.                                             146,603
      8,872     The St. Paul Cos., Inc.                                  390,812
--------------------------------------------------------------------------------
                                                                       3,453,531
--------------------------------------------------------------------------------
Manufacturing - Diversified--4.5%
      4,062     Crane Co.                                                105,815
      9,544     Danaher Corp.                                            520,721
      4,605     Eaton Corp.                                              315,443
     53,656     Honeywell International Inc.                           2,189,165
     20,327     Illinois Tool Works Inc.                               1,155,387
      5,915     ITT Industries, Inc.                                     229,206
      5,792     Johnson Controls, Inc.                                   361,768
     26,653     Minnesota Mining & Manufacturing Co.                   2,769,247
      2,762     National Service Industries, Inc.                         64,769
      7,843     Parker-Hannifin Corp.                                    311,524
      9,570     Textron, Inc.                                            543,959
     12,111     Thermo Electron Corp.*                                   272,255
    117,897     Tyco International Ltd.                                5,096,687
     31,669     United Technologies Corp.                              2,321,338
--------------------------------------------------------------------------------
                                                                      16,257,284
--------------------------------------------------------------------------------
Metals Mining--0.1%
      8,796     Freeport-McMoRan Copper & Gold, Inc., Class B Shares*    114,788
     10,764     Inco Ltd.*                                               159,630
      4,663     Phelps Dodge Corp.                                       187,359
--------------------------------------------------------------------------------
                                                                         461,777
--------------------------------------------------------------------------------
Oil and Gas - Exploration and Production--0.7%
     10,880     Anadarko Petroleum Corp.                                 683,046
      5,465     Apache Corp.                                             314,839
      9,530     Burlington Resources Inc.                                426,468
      5,679     Devon Energy Corp.                                       330,518
      5,171     EOG Resources, Inc.                                      213,200
      4,174     Kerr-McGee Corp.                                         270,893
     10,625     Unocal Corp.                                             367,306
--------------------------------------------------------------------------------
                                                                       2,606,270
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


12  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================

Oil and Gas - Refining/Marketing--0.2%
      4,610     Ashland Inc.                                        $    177,024
      5,604     Sunoco, Inc.                                             181,738
      9,539     Tosco Corp.                                              407,888
--------------------------------------------------------------------------------
                                                                         766,650
--------------------------------------------------------------------------------
Oil - Domestic Integrated--1.6%
      8,972     Amerada Hess Corp.                                       700,893
     63,007     Conoco Inc., Class B Shares                            1,779,948
     37,345     Occidental Petroleum Corp.                               924,289
     25,734     Phillips Petroleum Co.                                 1,416,657
     31,297     USX-Marathon Group                                       843,454
--------------------------------------------------------------------------------
                                                                       5,665,241
--------------------------------------------------------------------------------
Oil - International Integrated--5.0%
     23,426     Chevron Corp.                                          2,056,803
    127,253     Exxon Mobil Corp.                                     10,307,493
     78,162     Royal Dutch Petroleum Co., ADR                         4,333,301
     20,080     Texaco Inc.                                            1,333,312
--------------------------------------------------------------------------------
                                                                      18,030,909
--------------------------------------------------------------------------------
Printing - Specialty--0.1%
      4,515     Deluxe Corp.                                             106,870
      7,595     R.R. Donnelley & Sons Co.                                199,141
--------------------------------------------------------------------------------
                                                                         306,011
--------------------------------------------------------------------------------
Publishing - Newspapers--0.7%
      5,120     Dow Jones & Co., Inc.                                    268,032
     15,428     Gannett Co., Inc.                                        921,360
      4,291     Knight-Ridder, Inc.                                      230,470
      9,487     The New York Times Co., Class A Shares                   388,682
     17,687     Tribune Co.                                              720,568
--------------------------------------------------------------------------------
                                                                       2,529,112
--------------------------------------------------------------------------------
Retail - Department Stores--0.7%
      4,816     Dillard's, Inc., Class A Shares                          105,663
     10,878     Federated Department Stores, Inc.*                       451,981
     14,360     J.C. Penney Co., Inc.                                    229,616
     18,157     Kohl's Corp.*                                          1,120,105
     16,300     May Department Stores Co.                                578,324
      7,332     Nordstrom, Inc.                                          119,365
--------------------------------------------------------------------------------
                                                                       2,605,054
--------------------------------------------------------------------------------
Retail - Drug Stores--1.0%
     21,538     CVS Corp.                                              1,259,757
      2,082     Longs Drug Stores Corp.                                   61,544
     56,001     Walgreen Co.                                           2,284,841
--------------------------------------------------------------------------------
                                                                       3,606,142
--------------------------------------------------------------------------------
Retail - Food Chains--1.0%
     23,367     Albertson's, Inc.                                        743,538
     46,866     Kroger Co.                                             1,208,674
     28,691     Safeway Inc.*                                          1,582,308
      8,004     Winn-Dixie Stores, Inc.                                  227,073
--------------------------------------------------------------------------------
                                                                       3,761,593
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.


13  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================

Retail - General Merchandise--4.1%
     22,327     Costco Wholesale Corp.*                             $    876,335
     23,989     Kmart Corp.*                                             225,496
     16,666     Sears, Roebuck & Co.                                     587,810
     44,581     Target Corp.                                           1,608,483
    222,315     Wal-Mart Stores, Inc.                                 11,226,907
--------------------------------------------------------------------------------
                                                                      14,525,031
--------------------------------------------------------------------------------
Savings and Loan--0.5%
      8,260     Charter One Financial, Inc.                              233,758
      6,364     Golden West Financial Corp.                              413,023
     23,120     Washington Mutual, Inc.                                1,265,820
--------------------------------------------------------------------------------
                                                                       1,912,601
--------------------------------------------------------------------------------
Semiconductors--1.3%
     70,694     Applied Materials, Inc.*                               3,075,189
     16,115     KLA-Tencor Corp.*                                        634,528
     12,291     Novellus Systems, Inc.*                                  498,554
     15,242     Teradyne, Inc.*                                          502,986
--------------------------------------------------------------------------------
                                                                       4,711,257
--------------------------------------------------------------------------------
Technology - Data Processing--1.3%
     37,835     Automatic Data Processing, Inc.                        2,057,467
      8,648     Ceridian Corp.                                           159,988
      8,409     Equifax Inc.                                             262,781
     23,455     First Data Corp.                                       1,400,498
     22,142     Paychex, Inc.                                            820,638
--------------------------------------------------------------------------------
                                                                       4,701,372
--------------------------------------------------------------------------------
Telecommunications - Long Distance--2.2%
    179,725     AT&T Corp.                                             3,828,142
     12,702     Citizens Communications Co.                              160,680
     42,338     Global Crossing Ltd.*                                    571,140
     42,273     Sprint Corp., FON Group                                  929,583
    137,634     WorldCom, Inc.*                                        2,572,035
--------------------------------------------------------------------------------
                                                                       8,061,580
--------------------------------------------------------------------------------
Tobacco--1.7%
    123,133     Philip Morris Cos. Inc.                                5,842,661
      9,021     UST Inc.                                                 271,081
--------------------------------------------------------------------------------
                                                                       6,113,742
--------------------------------------------------------------------------------
Transportation - Railroads--1.2%
     43,298     Burlington Northern Santa Fe Corp.                     1,315,393
     23,429     CSX Corp.                                                789,557
     42,413     Norfolk Southern Corp.                                   709,994
     27,356     Union Pacific Corp.                                    1,538,775
--------------------------------------------------------------------------------
                                                                       4,353,719
--------------------------------------------------------------------------------
Utilities - Electric--5.2%
      8,172     Allegheny Energy, Inc.                                   378,037
     10,048     Ameren Corp.                                             411,465
     23,580     American Electric Power Co., Inc.                      1,108,260
     11,642     Cinergy Corp.                                            390,589
      9,584     CMS Energy Corp.                                         283,591


                       See Notes to Financial Statements.


14  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================

Utilities - Electric--5.2% (continued)
     15,524     Consolidated Edison, Inc.                           $    575,940
     11,886     Constellation Energy Group                               524,173
     17,512     Dominion Resources, Inc.                               1,128,999
     10,446     DTE Energy Co.                                           415,751
     56,124     Duke Energy Corp.                                      2,398,740
     23,860     Edison International                                     301,590
     16,324     Entergy Corp.                                            620,312
     23,320     Exelon Corp.                                           1,529,792
     16,512     FirstEnergy Corp.                                        461,015
     12,954     FPL Group, Inc.                                          794,080
      8,979     GPU, Inc.                                                291,728
     11,735     Niagara Mohawk Holdings Inc.                             198,322
     28,348     PG&E Corp.*                                              352,933
      6,268     Pinnacle West Capital Corp.                              287,513
     10,724     PPL Corp.                                                471,427
     15,049     Progress Energy, Inc.                                    648,160
      9,268     Progress Energy, Inc., CVO*                                4,171
     15,701     Public Service Enterprise Group Inc.                     677,655
     21,585     Reliant Energy, Inc.                                     976,721
     49,497     The Southern Co.                                       1,736,850
     18,904     TXU Corp.                                                781,113
     24,942     Xcel Energy, Inc.                                        751,004
--------------------------------------------------------------------------------
                                                                      18,499,931
--------------------------------------------------------------------------------
Utilities - Independent Power Generation--0.6%
     28,901     The AES Corp.*                                         1,443,894
     15,328     Calpine Corp.*                                           844,113
--------------------------------------------------------------------------------
                                                                       2,288,007
--------------------------------------------------------------------------------
Utilities - Natural Gas--1.9%
     15,493     Dynegy Inc.                                              790,298
     23,839     El Paso Corp.                                          1,556,687
     35,809     Enron Corp.                                            2,080,503
      6,458     KeySpan Corp.                                            246,244
      5,487     Kinder Morgan, Inc.                                      291,908
      2,189     NICOR Inc.                                                81,584
      9,777     NiSource Inc.                                            304,260
      1,400     ONEOK, Inc.                                               57,246
      1,697     Peoples Energy Corp.                                      65,962
      9,809     Sempra Energy                                            228,354
     23,181     The Williams Cos., Inc.                                  993,306
--------------------------------------------------------------------------------
                                                                       6,696,352
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost--$208,738,012)                                 204,016,445
================================================================================

                       See Notes to Financial Statements.

15  Smith Barney Group Spectrum Fund  | 2001 Semi-Annual Rreport to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   March 31, 2001
================================================================================

     FACE
     AMOUNT                       SECURITY                                VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--43.1%

$89,476,000      Goldman, Sachs & Co., 5.250% due 4/2/01;
                   Proceeds at maturity--$89,515,146; (Fully
                   collateralized by U.S. Treasury Bills, Bonds
                   and Notes, 0.000% to 12.000% due 4/30/01 to
                   2/15/26; Market value--$91,265,521)              $ 89,476,000
 64,801,000      Morgan Stanley Dean Witter & Co., 5.150% due
                   4/2/01; Proceeds at maturity--$64,828,810;
                   (Fully collateralized by U.S. Treasury Notes,
                   4.250% to 6.250% due 10/31/01 to 2/15/07;
                   Market value--$66,421,992)                         64,801,000
--------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost--$154,277,000)                                154,277,000
================================================================================
                 TOTAL INVESTMENTS--100%
                 (Cost--$363,015,012**)                             $358,293,445
================================================================================
* Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


16   Smith Barney Group Spectrum Fund  | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                   March 31, 2001
================================================================================

ASSETS:
    Investments, at value (Cost--$208,738,012)                    $ 204,016,445
    Repurchase agreements (Cost--$154,277,000)                      154,277,000
    Cash                                                                    852
    Receivable for securities sold                                   33,676,900
    Receivable for Fund shares sold                                     477,511
    Dividends and interest receivable                                   416,177
    Other assets                                                         70,703
--------------------------------------------------------------------------------
    Total Assets                                                    392,935,588
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                  1,444,460
    Management fee payable                                              220,888
    Distribution fee payable                                            146,793
    Payable for Fund shares purchased                                     3,313
--------------------------------------------------------------------------------
    Total Liabilities                                                 1,815,454
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 391,120,134
================================================================================
NET ASSETS:
    Par value of capital shares                                   $      38,497
    Capital paid in excess of par value                             438,952,869
    Undistributed net investment income                                 216,446
    Accumulated net realized loss from security transactions
      and equity swap contracts                                     (43,366,111)
    Net unrealized depreciation of investments                       (4,721,567)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 391,120,134
================================================================================
Shares Outstanding:
    Class A                                                           4,162,172
    ----------------------------------------------------------------------------
    Class B                                                           6,335,359
    ----------------------------------------------------------------------------
    Class L                                                          27,999,821
    ----------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                $       10.18
    ----------------------------------------------------------------------------
    Class B *                                                     $       10.16
    ----------------------------------------------------------------------------
    Class L **                                                    $       10.16
    ----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value
      per share)                                                  $       10.72
    ----------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value
      per share)                                                  $       10.26
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


17  Smith Barney Spectrum Group Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)      For the Period Ended March 31, 2001 (a)
================================================================================

INVESTMENT INCOME:
    Dividends                                                     $   2,278,804
    Interest                                                          1,593,204
    Less: Foreign withholding tax                                        (2,386)
--------------------------------------------------------------------------------
    Total Investment Income                                           3,869,622
--------------------------------------------------------------------------------
EXPENSES:
    Distribution fee (Note 2)                                         1,574,107
    Management fee (Note 2)                                           1,107,025
    Shareholder and system servicing fees                               158,000
    Registration fees                                                    32,000
    Shareholder communications                                           23,000
    Custody                                                              22,000
    Audit and legal                                                      15,400
    Directors' fees                                                       4,000
    Other                                                                 1,067
--------------------------------------------------------------------------------
    Total Expenses                                                    2,936,599
--------------------------------------------------------------------------------
Net Investment Income                                                   933,023
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND EQUITY SWAP CONTRACTS (NOTES 3 AND 7):
     Realized Loss From:
      Security transactions (excluding short-term securities)       (40,860,626)
      Equity swap contracts                                          (2,505,485)
--------------------------------------------------------------------------------
    Net Realized Loss                                               (43,366,111)
--------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation of Investments:
      Beginning of period                                                    --
      End of period                                                  (4,721,567)
--------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation                          (4,721,567)
--------------------------------------------------------------------------------
Net Loss on Investments and Equity Swap Contracts                   (48,087,678)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (47,154,655)
================================================================================
(a) For the period from October 30, 2000 (commencement of operations) to March 31, 2001.

                       See Notes to Financial Statements.


18  Smith Barney Spectrum Group Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Changes in Net Assets (unaudited)
                                          For the Period Ended March 31, 2001(a)
================================================================================

OPERATIONS:
  Net investment income                                           $     933,023
  Net realized loss                                                 (43,366,111)
  Increase in net unrealized depreciation                            (4,721,567)
--------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                            (47,154,655)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (716,577)
--------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders            (716,577)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                  475,793,412
  Net asset value of shares issued for reinvestment of dividends        683,569
  Cost of shares reacquired                                         (37,485,615)
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               438,991,366
--------------------------------------------------------------------------------
Increase in Net Assets                                              391,120,134

NET ASSETS:
  Beginning of period                                                        --
--------------------------------------------------------------------------------
  End of period*                                                    391,120,134
================================================================================
* Includes undistributed net investment income of:                $     216,446
================================================================================
(a) For the period from October 30, 2000 (commencement of operations) to March 31, 2001.

                       See Notes to Financial Statements.


19  Smith Barney Spectrum Group Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Group Spectrum Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period ended March 31, 2001, the Portfolio paid transfer agent fees of $158,244 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio agency transactions.


20  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the period ended March 31, 2001, SSB and its affiliates received $1,250 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended March 31, 2001, SSB received sales charges of approximately $1,251,000 and $327,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB for the period ended March 31, 2001 were approximately:

                                              Class A      Class B      Class L
================================================================================
CDSCs                                         $2,000       $45,000     $117,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class.

For the period ended March 31, 2001, total Distribution Plan fees incurred by the Portfolio were:

                                             Class A      Class B      Class L
================================================================================
Distribution Plan Fees                       $43,003     $261,390    $1,269,714
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the period ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $668,138,769
--------------------------------------------------------------------------------
Sales                                                              418,540,132
================================================================================

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $   8,533,805
Gross unrealized depreciation                                       (13,255,372)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $  (4,721,567)
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.


21  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

During the period ended March 31, 2001, the Portfolio did not enter into any reverse repurchase agreements.

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At March 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the pre- mium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended March 31, 2001, the Portfolio did not enter into any written call or put option contracts.

7. Equity Swap Contracts

The Portfolio has the ability to enter into equity index swap contracts. The Portfolio enters into these contracts to gain exposure to certain equity market sectors. The Portfolio will record the difference between the initial value of the index underlying the swap contract and the closing value of such index. These differences are netted out in a cash settlement periodically, with the Portfolio receiving or paying, as the case may be, only the net amount of the two differences.

At March 31, 2001, the Portfolio did not hold any equity swap contracts.

8. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At March 31, 2001, the Portfolio did not have any securities on loan.


22  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

9. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At March 31, 2001, the Portfolio did not hold any futures contracts.

10. Capital Shares

At March 31, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                                   Class A          Class B           Class L
================================================================================
Paid-in Capital                 $ 47,297,810      $ 71,947,684      $319,745,872
================================================================================

Transactions in shares of each class were as follows:

                                                          Period Ended
                                                         March 31, 2001*
                                                  ------------------------------
                                                   Shares             Amount
================================================================================
Class A
Shares sold                                       4,580,811       $  51,844,753
Shares issued on reinvestment                        10,105             117,119
Shares reacquired                                  (428,744)         (4,664,062)
--------------------------------------------------------------------------------
Net Increase                                      4,162,172       $  47,297,810
================================================================================
Class B
Shares sold                                       6,613,975       $  74,937,475
Shares issued on reinvestment                         8,102              93,899
Shares reacquired                                  (286,718)         (3,083,690)
--------------------------------------------------------------------------------
Net Increase                                      6,335,359       $  71,947,684
================================================================================
Class L
Shares sold                                      30,682,845       $ 349,011,184
Shares issued on reinvestment                        40,772             472,551
Shares reacquired                                (2,723,796)        (29,737,863)
--------------------------------------------------------------------------------
Net Increase                                     27,999,821       $ 319,745,872
================================================================================

*     For the period from October 30, 2000 (inception date) to March 30, 2001.


23  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout the period ended March 31:

                                          Class A(1)(2)   Class B(1)(2)   Class L(1)(2)
=======================================================================================
Net Asset Value, Beginning of Period         $ 11.40         $ 11.40         $  11.40
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                        0.06            0.02             0.02
   Net realized and unrealized loss            (1.25)          (1.24)           (1.24)
---------------------------------------------------------------------------------------
Total Loss From Operations                     (1.19)          (1.22)           (1.22)
---------------------------------------------------------------------------------------
Less Distributions:
   Net investment income                       (0.03)          (0.02)           (0.02)
---------------------------------------------------------------------------------------
Total Distributions                            (0.03)          (0.02)           (0.02)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 10.18         $ 10.16         $  10.16
---------------------------------------------------------------------------------------
Total Return++                                (10.46)%        (10.74)%         (10.74)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $42,356         $64,352         $284,412
---------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                     1.05%           1.80%            1.80%
   Net investment income                        1.22            0.47             0.47
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                          129%            129%             129%
=======================================================================================

(1) For the period from October 30, 2000 (inception date) to March 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


24  Smith Barney Group Spectrum Fund  |  2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
GROUP SPECTRUM FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank J. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Kevin Kopczynski
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Group Spectrum Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Group Spectrum Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY GROUP SPECTRUM FUND
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

      SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02322 5/01